September 20, 2016

Supplement

SUPPLEMENT DATED SEPTEMBER 20, 2016 TO THE PROSPECTUSES OF

Active Assets California Tax-Free Trust, dated October 30, 2015
Active Assets Government Securities Trust, dated October 30, 2015
Active Assets Money Trust, dated October 30, 2015
Active Assets Tax-Free Trust, dated October 30, 2015
(each, a "Fund")

The Board of Directors of each Fund approved the termination (the "Termination") of each Fund. The Termination is expected to occur on or about September 21, 2016. Each Fund will suspend the offering of its shares to all investors at the close of business on September 20, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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